UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  November 14, 2007
(Date of earliest event reported)



              Credit Suisse First Boston Mortgage Securities Corp.
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             (Exact name of registrant as specified in its charter)


           Delaware                     333-141613-08          13-3320910
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(State or other jurisdiction         (Commission File No.)     (IRS Employer
 of incorporation)                                          Identification No.)

               11 Madison Avenue
               New York, New York                                 10010
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      (Address of principal executive offices)                  (Zip Code)


Registrant's Telephone Number, including area code  (212) 325-2000
                                                    ----------------------------

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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 9.01      Financial Statements and Exhibits.
               ---------------------------------

(c)     Exhibits

               Exhibit No.          Description
               -----------          -----------
               8.1                  Opinion of Cadwalader Wickersham & Taft LLP,
                                    dated November 14, 2007 relating to
                                    validity and tax matters.

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CREDIT SUISSE FIRST BOSTON
                                             MORTGAGE SECURITIES CORP.

Date:  November 14, 2007

                                          By: /s/ Jeffrey A. Altabef
                                              --------------------------
                                              Name:  Jeffrey A. Altabef
                                              Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------



                                                        Paper (P) or
        Exhibit No.       Description                   Electronic (E)
        -----------       -----------                   --------------
            8.1           Opinion of Cadwalader                 E
                          Wickersham & Taft LLP, dated
                          November 14, 2007, relating
                          to validity and tax matters